As filed with the Securities and Exchange Commission on April 29, 2004


                                                Securities Act File No. 33-54016
                                       Investment Company Act File No. 811-07326

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                           ---

         Pre-Effective Amendment No.
                                       -------
         Post-Effective Amendment No.   15                                  X
                                      ------                               ---

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                           ---
         Amendment No.   17                                                 X
                       ------                                              ---


                          GABELLI INVESTOR FUNDS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)
                  ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                  ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            RYE, NEW YORK 10580-1422
                            ------------------------
                     (Name and Address of Agent for Service)

                                   Copies To:

James E. McKee, Esq.                        Richard T. Prins, Esq.
Gabelli Investor Funds, Inc.                Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                        Four Times Square, 30th Floor
Rye, New York 10580-1422                    New York, New York 10036

It is proposed that this filing will be effective:


       immediately upon filing pursuant to paragraph (b); or
-----
  X    on May 1, 2004 pursuant to paragraph (b); or
-----
       60 days after filing pursuant to paragraph (a)(1); or
-----
       on          pursuant to paragraph (a)(1); or
-----     --------
       or 75 days after filing pursuant to paragraph (a)(2); or
-----
       on ______ pursuant to paragraph (a)(2) of Rule 485.
-----


       If appropriate, check the following box:

       This  post-effective  amendment  designates  a new  effective  date for a
-----
       previously filed post-effective amendment.

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 [800-422-3554]
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS
                                -----------------


INVESTMENT AND PERFORMANCE SUMMARY .............    2

INVESTMENT AND RISK INFORMATION ................    5

MANAGEMENT OF THE FUND .........................    6

PURCHASE OF SHARES .............................    7

REDEMPTION OF SHARES ...........................    9

EXCHANGE OF SHARES .............................   10

PRICING OF FUND SHARES .........................   11

DIVIDENDS AND DISTRIBUTIONS ....................   11

TAX INFORMATION ................................   11

MAILINGS TO SHAREHOLDERS .......................   12

FINANCIAL HIGHLIGHTS ...........................   12



THE
GABELLI
ABC
FUND



PROSPECTUS
MAY 1, 2004


A SERIES OF GABELLI INVESTOR FUNDS, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli ABC Fund (the "Fund") seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in securities that the Fund's portfolio manager of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") believes provide attractive opportunities for appreciation or investment income. The
Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value-oriented common stocks (i.e., common stocks that trade at a significant discount to the Adviser's assessment of their "private market value" -- the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), and virtually risk-free U.S. Treasury Bills and by utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Because the Fund is non-diversified, the Fund will have the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price or may not close on the expected date. The investment policies of the Fund may lead to a higher portfolio turnover rate which could increase the Fund's expenses and could negatively impact the Fund's performance. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the potential private market value of the Fund's stocks will never be realized or that the portfolio securities' prices will decline.

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2
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WHO MAY WANT TO INVEST:

The Fund's shares offered herein are offered only to existing shareholders and to new investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through the Fund's Transfer Agent, with a minimum investment of $50,000. There are no subsequent investment minimums. The distributor may waive the minimum investment requirement under certain circumstances which may include clients of GAMCO Investors, Inc. and customers of the Distributor. Additional investments will not be accepted through intermediaries that require service fees to be paid by the Fund, the Adviser or the Distributor.


YOU MAY WANT TO INVEST IN THE FUND IF:

      o you favor a conservative  approach to investments and returns
      o you seek stability of principal more than growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o you are seeking monthly income
      o you are seeking aggressive capital appreciation

PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, ten years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                              THE GABELLI ABC FUND

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1994    4.5%
1995   11.2%
1996    7.8%
1997   12.8%
1998   11.1%
1999    9.0%
2000   10.9%
2001    4.6%
2002    0.9%
2003    4.9%


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

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During the period shown in the bar chart,  the highest  return for a quarter was
11.9% (quarter ended December 31, 1998) and the lowest return for a quarter was 4.9% (quarter ended September 30, 1998).

     AVERAGE ANNUAL TOTAL RETURNS                       PAST          PAST           PAST        SINCE MAY 14,
(FOR THE PERIODS ENDED DECEMBER 31, 2003)             ONE YEAR     FIVE YEARS      TEN YEARS         1993*
-----------------------------------------             --------     ----------      ---------     --------------
The Gabelli ABC Fund
     Return Before Taxes .............................   4.94%         5.99%         7.70%           8.10%
     Return After Taxes on Distributions .............   3.82%         3.95%         4.70%           4.95%
     Return After Taxes on Distributions
         and Sale of Fund Shares .....................   3.43%         3.88%         4.78%           5.03%
S&P(R)500 Composite Stock Price Index** ..............  28.67%        (0.57)%       11.06%          11.19%
     Lipper U.S. Treasury Money Market Average*** ....   0.42%         2.91%         3.78%           3.71%****

------------------------
* From May 14, 1993, the date that the Fund commenced investment operations. ** The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
*** The Lipper U.S. Treasury Money Market Average represents the average performance of U.S. Treasury money market mutual funds as tracked by Lipper, Inc.
**** From April 30, 2003, the date closest to the Fund's inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ..................................................   1.00%
Other Expenses ...................................................   0.15%
                                                                     ----
Total Annual Fund Operating Expenses(1) ..........................   1.15%
                                                                     ====
------------------------
(1) Total Annual Fund Operating Expenses have been restated to reflect the elimination of the Fund's Rule 12b-1 Distribution Plan, as approved by the Fund's Board of Directors and effective as of February 25, 2004. In addition, the Fund has a voluntary advisory fee waiver in the amount of 0.50% of the Fund's average daily net assets (the "Advisory Fee Waiver") that may be revoked at any time at the discretion of the Adviser. During the fiscal year ended December 31, 2003, in addition to the Advisory Fee Waiver, the Fund's Distributor voluntarily waived receipt of the Fund's distribution fee in the amount of 0.25% of the Fund's average daily net assets under the Fund's Rule 12b-1 Distribution Plan then in effect (the "Distribution Fee Waiver"). Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2003 were 1.40% of average daily net assets before fee waivers and 0.65% of average daily net assets after giving effect to these waivers. While the Advisory Fee Waiver is in effect during 2004, the annual fund operating expenses are currently 0.65% of average daily net assets based on current asset levels.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR          3 YEARS           5 YEARS         10 YEARS
           ---------      ----------        ----------       -----------
             $117            $365              $633            $1,398



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                         INVESTMENT AND RISK INFORMATION


The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in equity securities of companies selling in the public market at significant discounts to their private market value, lower risk convertible securities, virtually risk free U.S. Treasury Bills and utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.


In selecting investments for the Fund, the Adviser considers a number of factors, including:

      o the Adviser's own evaluations of the "private market value" of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company
      o the interest or dividend income generated by the securities
      o the potential for capital appreciation of the securities
      o the prices of the securities relative to other comparable securities
      o whether the securities are entitled to the benefits of sinking funds or other protective conditions
      o the existence of any anti-dilution protections or guarantees of the security
      o the diversification of the Fund's portfolio as to issuers

The Adviser also evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst: something in the company's industry or indigenous to the company or country itself that will surface additional value.

Investing in the Fund involves the following risks:

      o GENERAL. The Adviser expects that, in accordance with the Fund's investment objective, it will invest the Fund's assets in a more conservative manner than it would in a small capitalization growth fund, for example, and may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund's total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. Because the Fund invests in securities of companies that have agreed to be sold to another company at a premium over prevailing market prices, the Fund is subject to the risk that the merger or similar transaction will not occur or will be renegotiated at a less attractive price and the price of the company's securities will decline significantly or the transaction may take longer than expected to be completed.

      o PORTFOLIO TURNOVER RISK. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer


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                                                                               5

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        mark-ups  and  other  transaction  costs on the sale of  securities  and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Fund's expenses which could negatively impact the Fund's performance.

      o NON-DIVERSIFICATION RISK. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Fund may buy. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers.

      o HEDGING RISK. The Fund may use options and futures to hedge the risks of investing by the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

      o LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in lower credit quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds."


      o SHORT SALES. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 10% of such issuer's voting securities. The Fund will not make a short sale, if after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund is subject to the risk of short sale transactions. If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.


                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli

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Group Capital Partners,  Inc.  (formerly named Gabelli Funds,  Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2003, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets before its voluntary fee waiver. Since April 1, 2002, the Adviser has voluntarily agreed to waive its advisory fee in the amount of 0.50% of the Fund's average daily net assets. The Adviser may determine from time to time to voluntarily agree to reimburse certain expenses of the Fund and/or waive some portion of its advisory fee. The waiver of 0.50% may be increased or decreased at any time.


THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly-owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.


                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). The Fund is open to additional investments by existing shareholders and to new investors provided that new investors acquire shares of the Fund, with a minimum initial investment of $50,000, directly through the Distributor or through the Fund's Transfer Agent. There are no subsequent
investment   minimums.   The  Distributor  may  waive  the  minimum   investment
requirement under certain circumstances which may include clients of GAMCO Investors, Inc. and customers of the Distributor. Additional investments will not be accepted through intermediaries that require service fees be paid by the Fund, the Adviser, or the Distributor.

      o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli ABC Fund" to:

        BY MAIL                                    BY PERSONAL DELIVERY
        --------                                   ---------------------
        THE GABELLI FUNDS                          THE GABELLI FUNDS
        P.O. BOX 8308                              C/O BFDS
        BOSTON, MA 02266-8308                      66 BROOKS DRIVE
                                                   BRAINTREE, MA 02184


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                            RE: THE GABELLI ABC FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


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                                                                               7

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       If you are making an initial purchase,  you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENTS. Your minimum initial investment must be at least $50,000 regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information, may be rejected or placed on hold until the Fund verifies the account holder's identity.


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8

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                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

      o BY LETTER. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (including an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872- 5365 (617-328-5000 from outside the United States) or visiting our website at www.gabelli.com. HOWEVER, YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY THE INTERNET. IRA holders should consult a tax adviser concerning tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

        1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

        2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

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                                                                               9

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REDEMPTION  PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time.


In effecting an exchange:


        o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;
        o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange;
        o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
        o   you may realize a taxable gain or loss;
        o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com, to obtain the prospectus.


You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.

        o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
        o   EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

        o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

[You will be given notice 60 days prior to any material change in the exchange privilege.]

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charge and other costs described in this Prospectus and must be disclosed to you by your broker.


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10

--------------------------------------------------------------------------------


                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of Fund shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities and may also use fair valuation procedures to adjust for stale market quotations. Investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represents fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.

                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income except that qualifying dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
                             MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors for the year ended December 31, 2003 and by other independent auditors for the prior periods. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.



--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

Per share amounts throughout each fiscal year ended December 31,


                                                                       YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------
                                                       2003         2002           2001         2000          1999
                                                      --------    ---------      --------     --------      ---------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ............  $   9.64    $    9.65      $   9.45     $   9.44      $    9.59
                                                      --------    ---------      --------     --------      ---------
   Net investment income ...........................      0.05         0.07          0.10         0.19           0.26
   Net realized and unrealized gain
     on investments ................................      0.43         0.01          0.33         0.83           0.59
                                                      --------    ---------      --------     --------      ---------
   Total from investment operations ................      0.48         0.08          0.43         1.02           0.85
                                                      --------    ---------      --------     --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...........................     (0.01)       (0.05)        (0.09)       (0.12)         (0.14)
   Net realized gain on investments ................     (0.28)       (0.04)        (0.14)       (0.89)         (0.86)
                                                      --------    ---------      --------     --------      ---------
   Total distributions .............................     (0.29)       (0.09)        (0.23)       (1.01)         (1.00)
                                                      --------    ---------      --------     --------      ---------
   NET ASSET VALUE, END OF PERIOD ..................  $   9.83    $    9.64      $   9.65     $   9.45      $    9.44
                                                      --------    ---------      --------     --------      ---------
   Total return+ ...................................      4.9%         0.9%          4.6%        10.9%           9.0%
                                                      --------    ---------      --------     --------      ---------
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............  $294,070    $ 261,014      $167,409     $ 62,372      $ 42,783
   Ratio of net investment income
     to average net assets .........................     0.59%        0.74%         1.43%        1.55%         1.37%
   Ratio of operating expenses
     to average net assets before
     fees waived ...................................     1.40%        1.39%         1.46%(a)     1.50%(a)      1.47%
   Ratio of operating expenses
     to average net assets net of
     fees waived ...................................     0.65%        0.99%         1.46%(a)     1.50%(a)      1.47%
   Portfolio turnover rate .........................      244%         252%          308%         312%          672%

---------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The fund incurred interest expense during the years ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.44% and 1.45%, respectively.


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14

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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
                              THE GABELLI ABC FUND
--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                              The Gabelli ABC Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.



(Investment Company Act File No. 811-07326)

--------------------------------------------------------------------------------

                          GABELLI INVESTOR FUNDS, INC.
                          ----------------------------

                              THE GABELLI ABC FUND

                     STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004


This Statement of Additional Information ("SAI"), which is not a prospectus, describes The Gabelli ABC Fund (the "Fund") which is a series of Gabelli Investor Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2004. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectus.



                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)


                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

GENERAL INFORMATION.......................................................2
INVESTMENT STRATEGIES AND RISKS...........................................2
INVESTMENT RESTRICTIONS..................................................12
DIRECTORS AND OFFICERS...................................................13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................18
INVESTMENT ADVISORY AND OTHER SERVICES...................................18
DISTRIBUTION PLAN........................................................22
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................22
REDEMPTION OF SHARES.....................................................24
DETERMINATION OF NET ASSET VALUE.........................................24
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................25
INVESTMENT PERFORMANCE INFORMATION.......................................28
DESCRIPTION OF the fund's SHARES.........................................29
FINANCIAL STATEMENTS.....................................................30
APPENDIX A..............................................................A-1

                               GENERAL INFORMATION

The Corporation is a non-diversified, open-end management investment company. The Corporation was organized under the laws of the state of Maryland on October 30, 1992. The Fund, a series of the Corporation, commenced operations on May 14, 1993.

INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

EQUITY SECURITIES

Because the Fund may invest without limit in the common stocks of both domestic and foreign issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

NON-CONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest.

Up to 25% of the Fund's total assets may be invested in lower quality debt securities although the Fund does not expect to invest more than 10% of its total assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc., ("Moody's") and Standard & Poor's Ratings Group ("S&P"), respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on Gabelli Funds, LLC's (the "Adviser") judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.


The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable,
objective   data    available.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed   securities  are  securities   that   indirectly   represent  a
participation in, or are secured by and payable from, mortgage loans secured by real property.

Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities which, through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables and home equity loans in pass-through structures similar to mortgage-related securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk and market value of the mortgage-backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage-backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster-than-expected prepayments will reduce and slower-than-expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase and slower-than-expected prepayments will reduce yield to maturity.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks of other securities that may be converted into and exchanged for a prescribed amount of equity securities (generally common stocks) of the same or a different issuer within a particular period of time at a specified price or formula.

The Adviser believes that opportunities for capital appreciation may also be found in convertible securities and the Fund may invest without limit in convertible securities. This is particularly true in the case of companies that have performed below expectations at the time the convertible security was issued. If the company's performance has been poor enough, its convertible debt securities will trade more like common stock than like a fixed-income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Many convertible securities are not investment grade, that is, not rated BBB or better by S&P or Baa or better by Moody's and not considered by the Adviser to be of equivalent credit quality.

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. Securities which are not investment grade are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds." For further information regarding lower rated securities and the risk associated therewith, see the Description of Corporate Bond and Corporate Debt Ratings attached in the Appendix.

Some of the convertible securities in the Fund's portfolio may be "Pay-in-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible securities sells above its value as a fixed income security.

SOVEREIGN DEBT SECURITIES

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects that it generally will invest in developed countries including Australia, Canada, Finland, the Netherlands, France, Germany, Hong Kong, Italy, Japan, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. The Fund will invest in government securities of issuers considered stable by the Adviser, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Adviser does not believe that the credit risk inherent in the obligations of one stable government is necessarily significantly greater than that of another. Except for the fact that the Fund may invest up to 100% of its assets in U.S. government securities for temporary defensive purposes and except for the absence of currency exchange volatility, the Fund would utilize the same factors in determining whether and to what extent to invest in U.S. government securities as with respect to debt securities of other sovereign issuers.

The Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstructional Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

The Fund may also invest in securities denominated in a multi-national currency unit. An example of a multi-national currency unit is the European Monetary Unit (the "EURO"), which is a combination of the economic structures of the member nations of the European Monetary Union into to a single currency. This union includes France, Germany, the Netherlands and other European countries. The specific legacy currencies rates comprising the ECU were fixed on December 31, 1998 to reflect the relative values of the underlying currencies to the newly created EURO. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

SECURITIES SUBJECT TO REORGANIZATION

The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Adviser, there is a reasonable prospect of total return greater than the brokerage and other transaction expenses involved.

In general, securities of issuers which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), the Fund is limited to an investment not in excess of 5% of its total assets.WARRANTS AND RIGHTS The Fund may invest without limit in warrants or rights which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN INVESTMENT COMPANIES

The Fund may invest in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company. To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

UNSEASONED COMPANIES

The Fund may invest in securities of unseasoned companies (companies that have operated less then three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities. The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If the other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be attained.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either [10%] of the Fund's total assets or 10% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.[GABELLI/SKADDEN TO VERIFY APPROVED BY BRD ON 5/14/03]

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to a total of 15% of its net assets in securities whose markets are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board of Directors will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board of Directors treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. Government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 15% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.

Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests. Borrowing may not, in the aggregate, exceed 15% of the Fund's total assets, after giving effect to borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from one of the given portfolio securities as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

TEMPORARY DEFENSIVE POSITION

The Fund may also lend securities to dealers or others and may borrow from banks for temporary or emergency purposes or to satisfy redemption requests in amounts not in excess of 15% of the Fund's total assets, with such borrowing not to exceed 5% of the Fund's total assets for purposes other than satisfying redemption requests. The Fund will not purchase securities when borrowings exceed 5%. See "Loans of Portfolio Securities" and "Borrowing."

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

(1) invest 25% or more of the value of its total assets in any one industry or issuer;

(2) issue senior securities, except that the Fund may borrow money, including on margin if margin securities are owned, and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

(5) invest for the purpose of exercising control over management of any company;

(6) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts and similar instruments; or

(7) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board of Directors is responsible for establishing the Corporation's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Corporation. Information pertaining to the Directors and executive officers of the Corporation is set forth below.




                                 TERM OF
                                OFFICE AND  NUMBER OF FUNDS IN
    NAME, POSITION(S),          LENGTH OF      FUND COMPLEX
        ADDRESS 1                 TIME           OVERSEEN            PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS
        AND AGE                  SERVED 2       BY DIRECTOR          DURING PAST FIVE YEARS               HELD BY DIRECTOR 3
        -------                  --------       -----------          ----------------------               ------------------

INTERESTED DIRECTORS 4:
-----------------------

MARIO J. GABELLI, CFA           Since 1993          24           Chairman of the Board and Chief   Director of Morgan Group
Director and Chief Investment                                    Executive Officer of Gabelli      Holdings, Inc. (holding company);
Officer                                                          Asset Management Inc. and Chief   Vice Chairman of Lynch
Age:  61                                                         Investment Officer of Gabelli     Corporation (diversified
                                                                 Funds, LLC and GAMCO Investors,   manufacturing)
                                                                 Inc.; Vice Chairman and Chief
                                                                 Executive Officer of Lynch
                                                                 Interactive Corporation
                                                                 (multimedia and services)

KARL OTTO POHL                  Since 1993          33           Member of the Shareholder         Director of Gabelli Asset
Director                                                         Committee of Sal Oppenheim Jr.    Management, Inc. (investment
Age:  74                                                         & Cie (private investment         management), Chairman,
                                                                 bank); Former President of the    Incentive Capital and Incentive
                                                                 Deutsche Bundesbank and           Asset Management (Zurich);
                                                                 Chairman of its Central Bank      Director at Sal Oppenheim Jr. &
                                                                 Council (1980-1991)               Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------

ANTHONY J. COLAVITA             Since 1993            35         President and Attorney at Law
Director                                                         in the law firm of Anthony J.
Age:  68                                                         Colavita, P.C.

VINCENT D. ENRIGHT              Since 1993            12         Former Senior Vice President
Director                                                         and Chief Financial Officer of
Age:  60                                                         KeySpan Energy Corporation

MARY E. HAUCK                   Since 2000            5          Retired Senior Manager of the
Director                                                         Gabelli O'Connor Fixed Income
Age: 61                                                          Mutual Funds Management Company

WERNER J. ROEDER, MD            Since 1993           26          Vice    President   of   Medical
Director                                                         Affairs  at  Lawrence   Hospital
Age:  63                                                         Center  and  practicing  private
                                                                 physician

--------
1 Address: One Corporate Center, Rye NY 10580-1422, unless otherwise noted.

2 Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.

3 This column includes only directorships of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (i.e public companies) or other investment companies registered under the 1940 Act.

4 "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser.



    NAME, POSITION(S),      TERM OF OFFICE AND
        ADDRESS*              LENGTH OF TIME                          PRINCIPAL OCCUPATION(S)
        AND AGE                   SERVED                              DURING PAST FIVE YEARS
        -------                   ------                              ----------------------

OFFICERS:
---------

BRUCE N. ALPERT                 Since 1993          Executive Vice President and Chief Operating Officer
 President and Treasurer                            of Gabelli Funds, LLC since 1988 and  an officer of
Age:  52                                            all mutual funds advised by Gabelli Funds, LLC and
                                                    its affiliates. Director and President of Gabelli
                                                    Advisers, Inc.

JAMES E. MCKEE                  Since 1995          Vice  President,  General  Counsel and  Secretary  of
Secretary                                           Gabelli Asset  Management  Inc.  since 1999 and GAMCO
Age:  40                                            Investors,  Inc. since 1993;  Secretary of all mutual
                                                    funds advised by Gabelli  Advisers,  Inc. and Gabelli
                                                    Funds, LLC.


----------
*Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.


STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Corporation - Audit, Nominating and Proxy Voting.


The Corporation's Audit Committee consists of three members: Messrs. Enright (Chairman), Colavita and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Corporation on February 25, 2004. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the fiscal year ended December 31, 2003, the Audit Committee met twice.

The Corporation's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Enright and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the year ended December 31, 2003. The Corporation does not have a standing compensation committee.


The Proxy Voting Committee consists of three members: Messrs. Enright (Chairman), Colavita and Roeder, who are not "interested persons" of the Corporation as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the year ended December 31, 2003.

DIRECTOR OWNERSHIP OF FUND SHARES

         Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                                        DOLLAR RANGE OF EQUITY              AGGREGATE DOLLAR RANGE OF EQUITY
                                                            SECURITIES HELD                         SECURITIES HELD
         NAME OF DIRECTOR                                    IN THE FUND*                         IN FUND COMPLEX
         ----------------                                    ------------                         ---------------

INTERESTED DIRECTORS:
---------------------

Mario J. Gabelli                                                   E                                     E

Karl Otto Pohl                                                     A                                     A

NON-INTERESTED DIRECTORS:

Anthony J. Colavita**                                              B                                     E

Vincent D. Enright                                                 B                                     E

Mary E. Hauck                                                      C                                     D

Werner J. Roeder, MD                                               D                                     E

----------
*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2003
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000

** Mr. Colavita owns less than 1% of the common stock of Lynch Corporation having a vale of $10,450 as of December 31, 2003. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION

No director, officer or employee of the Adviser or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or of its affiliates $1,000 per annum plus $250 per meeting attended in person or by telephone and reimburses each Director for related travel and other out-of-pocket expenses. The Fund also pays each Director serving as a member of the Audit Committee a fee of $250 per committee meeting.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal period ended December 31, 2003.

            NAME OF PERSON                   AGGREGATE COMPENSATION           TOTAL COMPENSATION FROM THE FUND AND FUND
             AND POSITION                        FROM THE FUND                                 COMPLEX *
             ------------                        -------------                                 ---------
Mario J. Gabelli                                        $0                                      $ 0 (24)
Director

Anthony J. Colavita                                 $2,500                                 $160,543 (35)
Director

Vincent D. Enright                                  $2,500                                  $61,592 (12)
Director

Mary E. Hauck                                       $2,000                                  $18,000 (5)
Director

Karl Otto Pohl                                          $0                                       $0 (33)
Director

Werner Roeder, MD                                   $2,500                                  $99,500 (26)
Director


* Represents the total compensation paid to such persons during the calendar year ending December 31, 2003. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Corporation, its investment adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that
(1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser, the principal underwriter or other principal underwriter on the other hand, the conflict will be brought to the Proxy Committee of the Fund to determine a resolution. The Proxy Committee may determine to resolve such conflicts itself, may ask the independent Directors of the Fund, which would potentially include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund will be required to file new Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year, commencing August 31, 2004. This filing for each Fund will be available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at WWW.SEC.GOV.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 2, 2004 the following persons were known to own of record or beneficiary 5% or more of the Fund's outstanding shares: (GABELLI TO VERIFY)

                           NAME AND ADDRESS                        % OF CLASS             NATURE OF OWNERSHIP
                           ----------------                        ----------             -------------------

              Mario J. Gabelli                                        38.70%*                Beneficially
              One Corporate Center
              Rye, NY  10580-1422

              John Gabelli, Trustee                                   24.44%**               Beneficially
              One Corporate Center
              Rye, New York  10580-1422

              MJG Management, Inc                                     16.81%*                Beneficially
              One Corporate Center
              Rye, New York  10580-1422

              Gabelli Asset Management, Inc.                           6.85%*                Beneficially
              401 Theodore Fremd Ave
              Rye, NY 10580-1422


      * Includes shares indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders. By reason of such beneficial ownership, Mr. Gabelli may be considered a "control person" of the Fund as that term is defined in the 1940 Act. If the Fund held a meeting of shareholders, Mr. Gabelli would be able to obtain a shareholder vote in favor of or against any particular proposal than if he owned beneficially a smaller proportion of the Fund's shares.

      ** These shares are held by a Trust for which John Gabelli serves as Trustee and to which he disclaims beneficial ownership.

As of April 2, 2004, as a group, the Directors (excluding Mr. Gabelli) and officers of the Fund owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

The  Adviser  is a  New  York  limited  liability  company  which  serves  as an investment  adviser  to  15  open-end  investment  companies  and  5  closed-end investment companies with aggregate assets in excess of $12.1 billion as of December 31, 2003. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services:
GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $13 billion as of December 31, 2003; Gabelli
Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $480 million as of December 31, 2003; Gabelli Securities, Inc., a wholly-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $692 million as of December 31, 2003; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of the Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.3 billion as of December 31, 2003. Each of the foregoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the account of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to an Investment Advisory Contract (the "Contract") which was originally approved by the Fund's sole shareholder on March 10, 1993, and last approved by the Corporation's Board of Directors on February 25, 2004, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund's average daily net assets of 1.00%. For the fiscal year ended December 31, 2003, the Adviser voluntarily waived its advisory fee in the amount of .50% of the Fund's average daily net assets. For periods after December 31, 2003, the Adviser may determine from time to time to voluntarily agree to reimburse certain expenses of the Fund and/or waive some portion of its advisory fee. The Adviser has continued to waive 0.50% of its advisory fee in 2004, but may increase or decrease such amount at any time. The Fund's expenses were reduced by $1,359,810 for the year ended December 31, 2003.


The Contract was most recently approved by the Directors, including a majority of the Directors who are not parties to the Contract or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on February 25, 2004. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Contract. The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund and compared the information on these matters to similar information for unrelated mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the Contract to the Adviser, [additional revenues to the Adviser's affiliates from portfolio trading commissions] the Fund's absolute and comparative investment performance and the nature and quality of the services provided to the Fund by the Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the meeting determined to renew the Contract. In the course of arriving at such determination, the independent Directors relied on in particular on the comparative investment performance of the Fund over time, the experience of the Fund's portfolio manager, the level of services provided by the Adviser and the Adviser's fee waivers.


Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises preparation of, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the SEC; (v) supervises, but does not pay for, the calculation of the net asset value of shares of the Fund; (vi) supervises preparation of, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each fund's net asset value is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, the Fund will reimburse the Adviser for such expenses. During the fiscal year ended December 31, 2003, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. Each fund has further agreed that in the event that for any reason, the Adviser ceases to be investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli." The Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Board of Directors; by the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Corporation; or by the Adviser. The Contract will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the 1940 Act and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Contract provides in effect, that unless terminated it will remain in effect so long as continuance of the Contract is approved annually by the Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Contract or "interested persons" as defined in the 1940 Act of any such person cast in person, at a meeting called specifically for the purpose of voting on the continuance of the Contract.

For the fiscal year ended December 31, 2001, the Fund paid the Adviser $1,112,478. For the fiscal year ended December 31, 2002, the Adviser earned fees of $2,585,401 and was paid $1,555,951 by the Fund after the effect of voluntary fee waivers of $1,032,450. For the fiscal year ended December 31, 2003, the adviser earned fees of $2,719,620 and was paid $ 679,949 by the Fund after the effect of voluntary fee waivers of $2,039,671.


SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculate the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed independent auditors for the Fund and has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

The Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.


                                DISTRIBUTION PLAN

The Board of Directors of the Fund approved the elimination of the Fund's distribution and service plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act effective as of February 25, 2004.

During the fiscal year ended December 31, 2003, the Fund's Distributor voluntarily waived receipt of the entire amount of the Fund's distribution fee in the amount of 0.25% of the Fund's average daily net assets under the plan then in effect.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.

The following table sets forth certain information regarding the brokerage commissions paid, the brokerage commissions paid to Gabelli affiliates, percentage of commissions paid to affiliates and percentage of aggregate dollar amount of transactions involving commissions paid to affiliates for the fiscal years ended December 31, 2001 and 2002, and 2003.



                                                                               Fiscal Year
                                                                                  Ended        Commissions
                                                                              December 31,        Paid
                                                                              ------------        ----
Total Brokerage Commissions                                                       2001        $225,700
                                                                                  2002         $99,586
                                                                                  2003        $484,645

Commission paid to Gabelli & Company                                              2001        $217,535
                                                                                  2002         $71,876
                                                                                  2003        $248,359

% of Total Brokerage Commissions paid to Gabelli & Company                        2003              51%

% of Total Transactions involving Commissions paid to Gabelli & Company           2003            39.6%

The difference in the percentage of Gabelli & Company's commissions to the total commissions versus the percentage of the principal amount of commissionable trades done through Gabelli & Company can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange traded securities. Such rates per share are often determined without regard to the principal amount of the transaction which led to the difference noted.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment, wire services and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $104,302 on portfolio transactions in the principal amount of $77,577,433 during the fiscal year ended December 31, 2003 to broker-dealers who provided research services to the Adviser.


The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of NASD, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best costumers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted procedures which provide that the commissions paid to Gabelli on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price on those Gabelli charges its most favored customers on similar transactions. Rule 17e-1 and the Fund's procedures contain requirements that the Board of Directors, including its Independent Directors, review such commissions and transactions quarterly and such procedures from time to time for their continued appropriateness. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor and settled directly with the Custodian of the Fund by a clearance house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect portfolio transactions on behalf of the Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Adviser and taken at their value used in determining the Fund's net asset value per share as we described under "Determination of Net Asset Value" below), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the redemptions by the particular shareholder over the prior three months exceed $250,000 and the Adviser believes that economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale or a market's official closing price reflected at the close of the regular trading session of the principal market occurring as of or prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities. Portfolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

In addition, whenever developments in one or more securities markets after the close of the principle markets for one or more portfolio securities would if such development had been reflected in such principle markets, have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distribution. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

GENERAL

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change and which may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. Federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on December 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest and dividend income and the excess of net short-term capital gains over long-term capital losses) are taxable to U.S. shareholders as ordinary income, whether paid in cash or shares. Qualifying dividends from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders at a reduced rate of 15% (5% for shareholders in the lower tax brackets). This reduced rate is currently scheduled to apply to qualifying dividends received prior to January 1, 2009 and thereafter revert to ordinary rates. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Capital gains may be taxed at different rates depending on how long the Fund held the asset-giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

Shareholders will be notified annually as to the U.S. Federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and for noncorporate shareholders the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold U.S. Federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding U.S. Federal, state, local and foreign tax considerations.

FUND INVESTMENTS

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                           INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

The Fund's "average annual total return" figures are computed according to formulas prescribed by the SEC.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUND'S SHARES

The Corporation is an open-end management investment company organized as a Maryland corporation on October 30, 1992. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Corporation sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing shares.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the year ended December 31, 2003, including the report of Ernst & Young LLP, independent auditors, are incorporated by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and consultation in connection with certain SEC filings.

APPENDIX TO STATEMENT OF ADDITIONAL INFORMATION

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION  OF  STANDARD  &  POOR'S  RATING  GROUP  ("S&P'S")   CORPORATE  DEBT
RATINGSAaa: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          GABELLI INVESTOR FUNDS, INC.
                                     PART C:
                                OTHER INFORMATION
Item 23.

Exhibits:

(a) Articles of Incorporation of the Registrant, dated October 30, 1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003815)
              ("Post-Effective Amendment No. 8").

(b) By-Laws of the Registrant are incorporated by reference to Post-Effective Amendment No. 8.

(c)           Not Applicable.

(d) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated March 10, 1993, is incorporated by reference to Post-Effective Amendment No. 8

              Amendment No. 1 to the Investment Advisory Agreement, dated February 16, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000200).

(e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated March 10, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

(f)           Not Applicable.

(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000393)
              ("Post-Effective Amendment No. 13").

(h) Transfer Agency and Service Agreement between the Registrant and State Street, is incorporated by reference to Post-Effective Amendment No. 8.

(i)           Not Applicable

(j)(1) Consent of Ernst & Young, LLP, Independent Auditors is filed herewith.

              Power of Attorney is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on November 4, 1993 ("Post-Effective Amendment No. 1").

              Power of Attorney for Mario J. Gabelli, Vincent D. Enright and Mary E. Hauck, dated May 16, 2001, is incorporated by reference to Post-Effective Amendment No. 13.

(k)           Not Applicable.

(l)           Subscription   Agreement   is   incorporated   by   reference   to
              Post-Effective Amendment No. 1.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 8.

(n)           Not Applicable.

(o)           Not Applicable

(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC on April 30, 2001 (Accession No. 0000935069-01-500069).

Item 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

              None

Item 25.      INDEMNIFICATION

              The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli ABC Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
              Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

              The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.      PRINCIPAL UNDERWRITERS

(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip
              Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, Ned Davis Research Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The Gabelli Westwood Funds.

(b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)           Not Applicable.

Item 28.      LOCATION OF ACCOUNTS AND RECORDS
              All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Funds, LLC
                  One Corporate Center
                  Rye, New York 10580-1422

              2.  PFPC Inc.
                  99 High Street
                  Boston, Massachusetts 02110

              3.  PFPC Inc.
                  760 Moore Road
                  King of Prussia, Pennsylvania 19406

              4.  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

              5.  Boston Financial Data Services, Inc.
                  66 Brooks Drive
                  Braintree, Massachusetts 02184

Item 29.      MANAGEMENT SERVICES

              Not Applicable.
Item 30.      UNDERTAKINGS

              Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI INVESTOR FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 29th day of April, 2004.

                               GABELLI INVESTOR FUNDS, INC.

                               /S/ BRUCE N. ALPERT
                               By:    Bruce N. Alpert
                               Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 14 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES           TITLE                                        DATE

MARIO J. GABELLI*    Chief Investment Officer                     April 29, 2004
--------------------
Mario J. Gabelli

/S/ BRUCE N. ALPERT  President and Treasurer                      April 29, 2004
--------------------
Bruce N. Alpert      (Principal Executive Officer and Principal
                     Financial Officer and Accounting)

ANTHONY J. COLAVITA* Trustee                                      April 29, 2004
--------------------
Anthony J. Colavita

VINCENT D. ENRIGHT*  Trustee                                      April 29, 2004
--------------------
Vincent D. Enright

MARY E. HAUCK*       Trustee                                      April 29, 2004
--------------------
Mary E. Hauck

KARL OTTO Pohl *     Trustee                                      April 29, 2004
--------------------
Karl Otto Pohl

WERNER J. ROEDER*    Trustee                                      April 29, 2004
--------------------
Werner J. Roeder


*BY:  /S/ BRUCE N. ALPERT
      -------------------
      Bruce N. Alpert
      Attorney-in-Fact

                                  EXHIBIT INDEX


          EXHIBIT                            DOCUMENT
          (j)(1)        Consent of Ernst & Young, LLP, Independent Auditors.